--------------------------------------------------------------------------------
                              NEW YORK MUNI FUND(R)

                                  Annual Report
                                December 31, 1996





                            NEW YORK [Logo] MUNI FUND

                                     Triple
                               Tax-Free Investing


                                     [Logo]

                                   FUNDAMENTAL
                           Fundamental Family of Funds
--------------------------------------------------------------------------------


                              NEW YORK MUNI FUND(R)
                              90 Washington Street
                               New York, NY 10006
                                 1-800-322-6864


                              Independent Auditors
                             McGladrey & Pullen, LLP
                               New York, NY 10017


                                  Legal Counsel
                            Kramer, Levin, Naftalis,
                             Nessen, Kamin & Frankel
                                919 Third Avenue
                               New York, NY 10022


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                               NEW YORK MUNI FUND

Dear Fellow Shareholder:

The Net Asset Value of the New York Muni Fund ended 1996 at 87 cents per share, and the Fund posted a dismal -7.73% total return. This placed the Fund at the bottom of all municipal funds as measured by Morningstar Inc., and it partially offset the high return achieved in 1995.

1996 was a disappointing year for the entire municipal bond market. Bond prices began the year at a peak and yields were at a low amidst high hopes for a balanced budget agreement between the Clinton Administration and Congress. Additionally the Federal Reserve actually lowered interest rates early in the year. But as the election season progressed, a budget agreement became elusive, the possibility of a decline in income tax rates reemerged--reducing the allure of tax free municipals, and economic activity rebounded. These combined to send shudders through the bond market.

New York Muni Fund's portfolio was positioned wrongly for this circumstance. A large portion of the Fund's assets, relative to other funds with similar investment objectives, were in municipal bonds having a high degree of sensitivity to interest rates. Moreover, the Fund used leverage in the period with the result that the Net Asset Value fell sharply.

Nevertheless, inflation remained subdued and expectations of tax rate reductions gradually faded. So with economic growth moderating in the year's second half, bond prices recovered. Even so, municipals lagged in the face of investor apathy, so New York Muni's recovery was subdued. It was eventually snuffed out toward year end upon Federal Reserve Chairman Greenspan's warning that irrational exuberance may be gripping financial markets.

In our view if indeed such euphoria was infecting financial markets it was concentrated in the equity area. After all, while bond prices wobbled during 1996, the equity market posted a 26% rise as measured by the Dow Jones Industrial Average. On balance investors reduced holdings of Treasury and Municipal bonds and increased exposure to the equity market all year.

Heading into 1997 we expect continued moderate economic growth and low inflation. Once again hopes are high for a balanced budget agreement, and in this environment we would expect a steady policy by the Federal Reserve. By most measures equity values are high relative to fixed income security prices, so moderate growth, low inflation, and a balanced budget deal should favorably affect the municipal market in 1997.

In the coming year our goal is to reduce the Fund's exposure to market swings by undertaking less leverage than in the past, and by increasing holdings of bonds that are less sensitive to market fluctuations and interest rate changes. The Fund's largest holdings are in New York City credits which are priced considerably cheaper than similar quality triple tax exempt credits. This is despite the evident improvement in the City's fiscal condition. This underperformance has been due to capacity constraints of both mutual funds and bond insurance companies. The newly proposed Infrastructure Financing Authority will enable New York City to issue bonds backed by income tax receipts, thus freeing capacity for additional institutional ownership.

We are looking forward to improved performance in 1997. We thank you for your continued support and for your investment in New York's first triple tax free municipal fund.

Sincerely,


/s/ Dr. Vincent J. Malanga
    -------------------------------
    Dr. Vincent J. Malanga
    President

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1996

                                     BY TYPE

The following table represents a pie chart in the original document:

FCLT      45.4%
INLT      27.9%
FCSI      14.5%
LRIB      12.2%

                                   BY RATING+

The following table represents a pie chart in the original document:

AAA       39.1%
A         32.9%
BBB       14.7%
AA         7.0%
NR         6.3%


FIXED COUPON BONDS
   FCLT -- Long (maturity (greater than) 15 years) (includes long zero coupons) FCSI -- Short or Intermediate (maturity (less than) 15 years)
           (includes zero coupon bonds)

VARIABLE RATE BONDS

RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long   Term  (maturity  (greater  than) 15  years)
   SRIB -- Short or Intermediate Term ((less than) 15 year maturity)

IN(Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long   Term   (maturity  (greater than)  15 years)
   INSI -- Short  or Intermediate  Term (maturity (less than) 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

---------------------------
    New York Muni Fund
---------------------------
Average Annual Total Return
---------------------------
    Ended on 12/31/96
---------------------------
1 Year   5 Year   10 Year
---------------------------
(7.73)%   1.34%    3.29%
---------------------------

$46,889 Lehman Brothers Municipal Bond Index *
$28,662 Fundamental New York Muni Fund, Inc.
$17,736 Consumer Price Index



[CHART]


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 4/27/81 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 4/30/81 is used as the beginning value on 4/27/81. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

NEW YORK MUNI FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
--------------------------------------------------------------------------------
ASSETS
   Investment in securities at value
      (Note 4) (cost $215,662,677) ......................          $205,380,685
   Receivables:
      Interest ..........................................             3,808,422
      Investment securities sold ........................            16,494,369
                                                                  -------------
                  Total assets ..........................           225,683,476
                                                                  -------------
LIABILITIES
   Notes payable (Note 6) ...............................             1,200,000
   Payables:
      Investment securities purchased ...................            26,425,838
      Bank overdraft payable ............................               131,343
      Dividend declared .................................               396,856
      Accrued expenses ..................................               783,646
                                                                  -------------
                  Total liabilities .....................            28,937,683
                                                                  -------------
NET ASSETS consisting of:
   Accumulated net realized loss ............   $(21,892,882)
   Unrealized depreciation of
      securities ............................    (10,281,992)
   Paid-in-capital applicable to
      225,957,736 shares of $.01
      par value capital stock ...............    228,920,667
                                               -------------
                                                                   $196,745,793
                                                                  =============
NET ASSET VALUE PER SHARE ...............................                  $.87
                                                                           ====

STATEMENT OF OPERATIONS
Year ended December 31, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ......................................           $12,274,611
EXPENSES (Notes 2 and 3)
   Management fee ...........................       $787,962
   Custodian and accounting fees ............        119,035
   Transfer agent fees ......................        360,306
   Professional fees ........................        299,015
   Directors' fees ..........................         52,370
   Printing and postage .....................         11,194
   Interest .................................      3,366,228
   Distribution expenses ....................        719,350
   Operating expenses on
     defaulted bonds ........................        240,629
   Other ....................................         89,055
                                                ------------
             Total expenses .................................         6,045,144
                                                                   ------------
             Net investment income ..........................         6,229,467
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized loss on:
    Investments .............................     (2,404,362)

   Net unrealized depreciation of
     investments ............................     (4,292,643)
                                                ------------
   Net loss on investments ..............................            (6,697,005)
                                                                   ------------

NET DECREASE IN NET ASSETS
  FROM OPERATIONS .......................................             $(467,538)
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                    Year Ended          Year Ended
                                                                                   December 31,        December 31,
                                                                                       1996                1995
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income ....................................................          $6,229,467           $6,873,684
                                                                                                      -------------
   Net realized (loss) gain on investments and futures contracts .........          (2,404,362)           2,451,958
   Net realized (loss) on option contracts written .......................                  --              (73,794)
   Unrealized (depreciation) appreciation on investments .................          (4,292,643)          25,287,298
                                                                                 -------------        -------------
          Net (decrease) increase in net assets from operations ..........            (467,538)          34,539,146
DIVIDENDS PAID TO SHAREHOLDERS FROM:
   Investment income .....................................................          (6,229,467)          (6,873,684)
   Net realized gain from investments ....................................                  --             (112,509)
   CAPITAL SHARE TRANSACTIONS (Note 5) ...................................         (23,248,833)         (13,526,231)
                                                                                 -------------        -------------
          Total (decrease) increase ......................................         (29,945,838)          14,026,722
NET ASSETS:
   Beginning of year .....................................................         226,691,631          212,664,909
                                                                                 -------------        -------------
   End of year ...........................................................        $196,745,793         $226,691,631
                                                                                 =============        =============

                       See Notes to Financial Statements.


NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1996
--------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
      Net decrease to net assets from operations ........................         $(467,538)
      Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
         Purchase of investment securities ..............................      (957,246,583)
         Proceeds on sale of securities .................................       963,017,568
         Decrease in interest receivable ................................           200,589
         Decrease in accrued expenses ...................................           (38,111)
         Net accretion of discount on securities ........................          (174,768)
         Net realized gain:
            Investments .................................................         2,404,362
         Unrealized depreciation on securities ..........................         4,292,643
                                                                            ---------------
            Net cash provided by operating activities ...................        11,988,162
                                                                            ---------------
   Cash Flows From Financing Activities:*
         Net payments on notes payable ..................................       (63,375,000)
         Net borrowings of note payable .................................           131,343
         Proceeds on shares sold ........................................     3,394,647,202
         Payment on shares repurchased ..................................    (3,342,817,867)
         Cash dividends paid ............................................          (982,880)
                                                                            ---------------
            Net cash used in financing activities .......................       (12,397,202)
                                                                            ---------------
            Net decrease in cash ........................................          (409,040)
   Cash at beginning of year ............................................           409,040
                                                                            ---------------
   Cash at end of year ..................................................                $0
                                                                            ===============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $4,939,206.
   Cash  payments  for  interest   expense  totaled   $3,394,366.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1996
--------------------------------------------------------------------------------

    Principal
     Amount                                  Issue ooo                                              Type o  Rating oo      Value
     ------                                  ---------                                              ------  ---------      -----
$ 1,980,000++    Cayuga County, HIC, COP, Auburn Memorial Hospital, Asset Guaranty Insured,
                   6.00%, 1/1/21 ...................................................................  FCLT     AAA    $  2,008,849
  2,050,000++    Franklin County, SWMA, Solid Waste System Project, RB, 6.25%, 6/1/15 ..............  FCLT     BBB-      2,057,831
  1,080,000++    Glen Cove, IDA, CFR, The Regency at Glen Cove Project, AMBAC Insured, ETM,
                   CAB, 10/15/19 ...................................................................  FCLT     AAA         280,757
  1,880,000++    Lyons, MCF, Initiatives Corporation Project, RB, 6.80%, 9/1/24 ....................  FCLT     BAA+      1,997,406
  2,000,000      Municipal Assistance Corporation for the City of Troy, General Resolution Bonds,
                   MBIA Insured, CAB, 1/15/21 ......................................................  FCLT     AAA         517,940
 11,870,000++x   New York City, GO, IFRN*, 7.50%, 8/15/10 ..........................................  INLT     A        11,870,000
 18,330,000++x   New York City, GO, IFRN*, 5.21%, 8/1/12 ...........................................  INLT     A-       17,124,253
 13,640,000++    New York City, GO, IFRN*, 5.21%, 8/1/14 ...........................................  INLT     A-       13,640,000
 14,600,000++x   New York City, GO, IFRN*, 4.15%, 8/15/17 ..........................................  INLT     A-       14,618,250
  5,290,000++x   New York City, ECF, MBIA Insured, STEP** 5.50%, 4/1/08 ............................  FCSI     AAA       5,304,706
  5,925,000++x   New York City, ECF, MBIA Insured, STEP** 5.50%, 10/1/08 ...........................  FCSI     AAA       5,941,471
  9,520,000++    New York City, Health & Hospital Corp, RB, Series A, 6.30%, 2/15/20 ...............  FCLT     BBB       9,542,182
  2,975,000++    New York City, Health & Hospital Corp, RB, Series A, AMBAC Insured,
                   5.75%, 2/15/22 ..................................................................  FCLT     AAA       2,978,600
  2,200,000++x   New York City, IDA, Imclone Systems Inc Project, AMT, 11.25%, 5/1/04 ..............  FCSI     NR        2,345,112
  6,025,000++    New York City, Transportation Authority, RB, Livingston Plaza Project,
                   FSA Insured, 5.25%, 1/1/20 ......................................................  FCLT     AAA       5,716,881
  2,113,000++x   New York City, IDA, Imclone Systems Inc Project, AMT, 10.75%, 2/15/97 .............  FCSI     NR        2,113,824
  7,000,000++    New York State, DAR, NHRB, LOC Chemical Bank, 5.75%, 7/1/17 .......................  FCLT     AA-       7,049,350
  1,125,000      New York State, DAR, German Masonic Home Corporation, FHA Insured,
                   6.00%, 8/1/36 ...................................................................  FCLT     AA        1,128,330
  1,050,000      New York State, DAR, Amsterdam Memorial Hospital, FHA Insured,
                   Mortgage RB, 6.00%, 8/1/25 ......................................................  FCLT     AAA       1,070,139
  2,770,000      New York State, DAR, WK Nursing Home Corporation, FHA Insured,
                   Mortgage RB, 6.05%, 2/1/26 ......................................................  FCLT     AAA       2,827,671
  3,600,000      New York State, DAR, WK Nursing Home Corporation, FHA Insured,
                   Mortgage RB, 6.13%, 2/1/36 ......................................................  FCLT     AA        3,674,664
  1,000,000      New York State, DAR, Hospital for Special Surgery, FHA Insured, Mortgage RB,
                   Series 1996, 6.00%, 8/1/26 ......................................................  FCLT     AA        1,017,480
    425,000++    New York State, DAR, Hospital for Special Surgery, FHA Insured, Mortgage RB,
                   Series 1996, 6.05%, 8/1/36 ......................................................  FCLT     AA          432,412
    200,000++    New York State, DAR, City University System, Third General Resolution Bond,
                   6.20%, 7/1/22 ...................................................................  FCLT     A-          204,624
  7,230,000++    New York State, DAR, Methodist Hospital, AMBAC Insured, FHA Insured,
                   Mortgage RB, 6.05%, 2/1/34 ......................................................  FCLT     AAA       7,392,747
  2,250,000++    New York State, DAR, Department of Health Veterans Home, 5.50%, 7/1/21 ............  FCLT     A         2,134,170
  6,000,000      New York State, DAR, Montefiore Medical Center, AMBAC Insured,
                   FHA Insured, 5.25%, 2/1/15 ......................................................  FCLT     AAA       5,802,540
  3,950,000      New York State, DAR, State University, Trust Custodial Receipts Connie Lee Insured,
                   5.40%, 5/15/23 ..................................................................  FCLT     AAA       3,753,013
  4,755,000      New York State, DAR, Mental Health Services, Series 96-E, AMBAC Insured,
                   5.37%, 2/15/12 ..................................................................  FCSI     AAA       4,711,016
    280,000++    New York State, EFC, State Water Pollution Control, RB, Pooled Loan Issue,
                   5.20%, 6/15/17 ..................................................................  FCLT     AAA         271,760
    360,000++    New York State, EFC, State Water Pollution Control, RB, Pooled Loan Issue,
                   5.20%, 12/15/17 .................................................................  FCLT     AAA         349,265
  1,975,000++    New York State, HFA, RB, Fulton Manor, FHA Insured, 6.10%, 11/15/25 ...............  FCLT     AAA       1,999,806
  2,500,000++    New York State, HFA, RB, Service Contract Obligation, Series 93-C, 5.88%, 9/15/14 .  FCLT     BBB       2,467,275
  2,250,000++    New York State, HFA, RB, Service Contract Obligation, Series 93-D, 5.38%, 3/15/23 .  FCLT     BBB       2,052,675
    650,000++    New York State, HFA, RB, Service Contract Obligation, Series 96-A, 6.00%, 3/15/26 .  FCLT     BBB         647,263
  1,000,000++    New York State, MCFFA, Mental Health Services Facilities, 5.25%, 2/15/07 ..........  FCSI     BBB+        989,890
  1,000,000++    New York State, MCFFA, Mercy Medical Center, LOC Natwest Bank,
                   5.88%, 11/11/15 .................................................................  FCLT     AA-       1,018,520
  4,785,000      New York State, MCFFA, Mental Health Services Facilities, Trust Custodial Receipts
                   Connie Lee Insured, 5.25%, 8/15/23 ..............................................  FCLT     AAA       4,429,953
 25,000,000++/x/ New York State Thruway Authority, FGIC Insured, IFRN*, 4.62%, 1/1/24 ..............  LRIB     AAA      25,000,000


NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

    Principal
     Amount                                  Issue ooo                                              Type o  Rating oo      Value
     ------                                  ---------                                              ------  ---------      -----
  4,000,000      New York State, UDC, RB, Correctional Capital Facilities, 5.70%, 1/1/27 ...........  FCLT     A      $  3,839,320
 19,695,000+++x  Niagara County IDA Bonds and Niagara Falls URABond; Falls Street Faire Project,
                   Falls Street Station Project,  AMT10.00% 9/1/06, Old Falls Street Improvement
                   Project, 11.00% 5/1/09 (See Note 4 to financial statements) .....................  FCSI     NR        8,397,267
  3,400,000++    Onondaga County, IDA, Series A, Crouse Irving Project, LOC Fleet Bank,
                   7.90%, 1/1/17 ...................................................................  FCLT     A         3,851,826
  4,170,000++    Onondaga County, IDA, Community General Hospital Project, 6.63%, 1/1/18 ...........  FCLT     BBB       4,289,721
    325,000      Puerto Rico, Public Buildings Authority Guaranteed, Public Education & Health
                   Facilities, Step Coupon, 3.75%, 7/1/16 ..........................................  FCLT     A           300,349
  1,595,000++    Puerto Rico, ITEMECF Financing Authority, Polytechnic University of Puerto Rico
                   Project, 5.70%, 8/1/13 ..........................................................  FCLT     BBB-      1,535,363
  5,145,000++    Puerto Rico, ITEMCF Financing Authority, Polytechnic University of Puerto Rico
                   Project, 5.50%, 8/1/24 ..........................................................  FCLT     BBB-      4,684,214
                                                                                                                      ------------
                             Total Investments (Cost $215,662,677@) ................................                  $205,380,685
                                                                                                                      ============


  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1996.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $215,671,028.
  + The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using methods the Director's believe reflect fair value. See Note 4 to the financial statements.
 /x/The value of this security has been estimated by persons designated by the Fund's Board of Directors using methods the Director's believe reflect fair value. See Note 4 to the financial statements.
 ++ Approximately  $172,308,270  market value of  securities  are  segregated in whole or in part as collateral securing a line of credit x The Fund owns 100% of the security and therefore there is no trading in the security. See Note 4 to the financial statements.

   LEGEND
      o Type   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term

  oo Ratings   If a security has a split rating the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated

  ooo  Issue   AMBAC American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and
                             Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Options Written on Municipal Bonds--The Fund may write options on municipal bonds. Premiums received for options written are recorded as a liability and subsequently marked to market daily to reflect the current value of the options written. If the written option expires unexercised, the premium received is treated as realized gain. If the option is exercised, the premium received is used to reduce the cost of the security purchased or sold.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Directors. Distributions are determined in accordance with income tax regulations. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized losses as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------
2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager is required to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1996.

     The Manager and the Fund's Directors are cooperating in an investigation being conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings.

     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a distribution agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $384,123 for the year ended December 31, 1996.

     The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1996 are set forth in the statement of operations.

3.  DIRECTORS' FEES

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4.  COMPLEX SECURITIES, CONCENTRATIONS OF CREDIT RISK, AND INVESTMENT
    TRANSACTIONS

     INVERSE FLOATING RATE NOTES (IFRN):

     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     CONCENTRATION OF CREDIT RISK AND TRANSACTIONS IN DEFAULTED BONDS:

     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

     The Fund, through its investment banker and manager, negotiated agreements whereby the Fund received cash of $3,000,000 subsequent to December 31, 1996 and executed an assumption agreement with the purchasers of the Falls Street Faire and Station Projects. Under the assumption agreement the purchaser has agreed to assume debt of $8,000,000 bearing interest at 10% per annum in exchange for the Fall Street Faire Project. The assumption agreement provides for certain interest and forbearance payments in accordance with the agreement's payment schedule.

     These securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $8,397,267 (42.64% to their aggregate face value of $19,695,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1996. Legal investment banking, and other restructuring costs charged to realized loss totaled approximately $294,000 for the year ended December 31, 1996 ($1,487,000 cumulatively from October 6, 1992 to December 31, 1996). The Fund through its investment banker, engaged a manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Projects. Net operating expenses related to the Projects for the year ended December 31, 1996 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1996 totaled approximately $612,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $92,714,000 (47% of net assets) including the securities described in the previous paragraph at December 31, 1996. With respect to securities owned 100% by the Fund, the $25,000,000 New York State Thruway FGIC Insured, IFRN Bonds, in addition to the $8,397,267 bonds described in the preceding paragraph, have been valued using methods approved by the Board of Directos.

     OTHER INVESTMENT TRANSACTIONS:

     During the year ended December 31, 1996,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $735,241,325   and
$795,122,155 respectively.

     As of December 31, 1996 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $10,290,342 composed of unrealized appreciation of $3,794,391 and unrealized depreciation of $14,084,733.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:

                          Amount               Expiration
                          -------               ---------
                        $18,503,000         December 31, 2002
                          2,152,000         December 31, 2004
                        -----------
                        $20,655,000
                        ===========

5.  CAPITAL STOCK

     As of December 31, 1996 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

                                                     Year Ended                              Year Ended
                                                  December 31, 1996                       December 31, 1995
                                             --------------------------              --------------------------
                                               Shares             Amount              Shares              Amount
                                            -------------      -------------       -------------      --------------
Shares sold ....................            3,704,110,578     $3,314,430,819       3,269,945,429      $3,074,627,178
Shares issued on reinvestment
  of dividends .................                5,501,544          4,939,206           6,772,089           6,361,886
Shares redeemed ................           (3,714,943,217)    (3,342,618,858)     (3,287,552,791)     (3,094,515,295)
                                             ------------       ------------       -------------       -------------
Net (decrease) .................               (5,331,095)    $  (23,248,833)        (10,835,273)       $(13,526,231)
                                             ============       ============       =============       =============

6.  LINE OF CREDIT

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $1,200,000 was outstanding at December 31, 1996.

     The maximum month end and the average borrowings outstanding during the year ended December 31, 1996 were $90,000,000 and $49,448,000, respectively.

NEW YORK MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

7.  SELECTED FINANCIAL INFORMATION

                                                                            Years Ended December 31,
                                                                -------------------------------------------------
                                                              1996         1995       1994        1993        1992
                                                              ----         ----       ----        ----        ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year ..................         $0.98       $0.88       $1.18      $1.21       $1.14
                                                              ------      ------      ------     ------      ------
Income from investment operations:
Net investment income ...............................           .035        .035        .056       .065        .061
Net realized and unrealized gains (losses)
  on investments ....................................          (.110)       .101       (.290)      .082        .070
                                                              ------      ------      ------     ------      ------
         Total from investment operations ...........          (.075)       .136       (.234)      .147        .131
                                                              ------      ------      ------     ------      ------
Less Distributions:
Dividends from net investment income ................          (.035)      (.035)      (.056)     (.065)      (.060)
Dividends from net realized gains ...................             --       (.001)      (.010)     (.112)      (.001)
                                                              ------      ------      ------     ------      ------
         Total distributions ........................          (.035)      (.036)      (.066)     (.177)      (.061)
                                                              ------      ------      ------     ------      ------
Net Asset Value, End of Year ........................         $0.87       $0.98       $0.88      $1.18       $1.21
                                                              ======      ======      ======     ======      ======
         Total Return ...............................         (7.73%)     15.67%     (20.47%)    12.58%      11.83%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) .......................       $196,746    $226,692    $212,665   $275,552    $196,516
Ratios to Average Net Assets:
  Interest expense ..................................          2.11%       2.09%       1.59%       .61%        .19%
  Operating expenses ................................          1.66%       1.55%       1.62%      1.44%       1.50%
                                                              ------      ------      ------     ------      ------
         Total expenses .............................          3.77%       3.64%       3.21%      2.05%       1.69%
                                                              ======      ======      ======     ======      ======
         Net investment income ......................          3.89%       3.81%       5.34%      5.20%       5.16%
Portfolio turnover rate .............................        347.44%     347.50%     289.69%    404.05%     460.58%

BANK LOANS
Amount outstanding at end of year (000 omitted) .....         $1,200     $64,575     $20,000    $20,873        $725
Average amount of bank loans outstanding during the year
  (000 omitted) .....................................        $49,448     $49,603     $54,479    $24,100      $5,194
Average number of shares outstanding during the year
  (000 omitted) .....................................        178,456     191,692     206,323    184,664     161,404
Average amount of debt per share during the year               $.277       $.259       $.264      $.131       $.032

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------
The Board of Directors and Shareholders
New York Muni Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund, Inc. as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund, Inc. as of December 31, 1996 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

As discussed in Note 4 the Fund owns 100% of certain securities as of December 31, 1996. These securities include $33,397,267 of bonds (16.9% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.



S I G N A T U R E



New York, New York
February 21, 1997
except for the last paragraph in Note 4 as to which the date is March 6, 1997